Significant Accounting Estimates, Assumptions and Judgments	9 Months Ended
Jun. 30, 2024
Significant Accounting Estimates, Assumptions and Judgments [abstract]
Significant Accounting Estimates, Assumptions and Judgments

4. SIGNIFICANT ACCOUNTING ESTIMATES, ASSUMPTIONS AND JUDGMENTS

The preparation of Birkenstock’s consolidated financial statements in accordance with IFRS requires management to make estimates and judgments in applying the Company’s accounting policies that affect the reported amounts and disclosures made in the interim condensed consolidated financial statements and accompanying notes. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods. The estimates and underlying assumptions are subject to continuous review.

During the three and nine months ended June 30, 2024, the Company made significant estimates and assumptions to determine the Company's contractual obligations and its fair value under the Tax Receivable Agreement entered into, between the Company and MidCo, on October 10, 2023 (the "Tax Receivable Agreement" or "TRA"). These significant estimates and assumptions include forecasting taxable income and estimating the timing of when certain taxable benefits will be realized in future years. For details on the TRA please refer to Note 12 - Tax Receivable Agreement.

In preparing the interim condensed consolidated financial statements, no significant changes in accounting estimates, assumptions and judgments have occurred compared to the significant accounting judgments, estimates and assumptions discussed in the consolidated financial statements as of and for the fiscal year ended September 30, 2023, except for the change in estimate described above.